UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 31, 2023

eMagin Corporation

(Exact name of Registrant as specified in its Charter)

Delaware	001-15751	56-1764501
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

700 South Drive, Suite 201, Hopewell Junction, NY	12533
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number: (845) 838-7900

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	EMAN	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At a special meeting of stockholders of eMagin Corporation (the “Company” or “eMagin”) held on August 31, 2023 (the “Special Meeting”), the Company’s stockholders voted to approve the Company’s pending acquisition by affiliates of Samsung Display Co., Ltd. (“Parent”). As of the date of this Current Report on Form 8-K, the transaction is expected to close in the second half of 2023, subject to customary closing conditions, including the receipt of regulatory approvals.

As of July 20, 2023, the record date for the Special Meeting, there were 83,187,916 shares of Company’s outstanding common stock, $0.001 par value per share (the “Company common stock”) and 5,356 shares of Company’s Series B Convertible Preferred Stock (“Company Series B Convertible Preferred Stock”), convertible into 17,723,362 shares of Company common stock, outstanding and entitled to vote at the Special Meeting. Each share of Company common stock is entitled to one vote on each matter presented for vote at the Special Meeting. Each share of Company Series B Convertible Preferred Stock is entitled to voting rights equal to the number of shares of Company common stock issuable upon conversion of the Company Series B Convertible Preferred Stock.

At the Special Meeting, there were present, in person or by proxy, holders of 55,702,113 shares of the Company common stock, and holders of 17,723,362 shares of the Company Series B Convertible Preferred Stock constituting approximately 66.96 % of the shares of the Company common stock issued and outstanding, 100% of the shares of Company Series B Convertible Preferred Stock issued and outstanding, and 72.76% of the shares of the Company common stock and Company Series B Convertible Preferred Stock voting together as a single class on an as-converted to Company common stock basis as of the record date of the Special Meeting and entitled to vote at the Special Meeting, constituting a quorum for the transaction of business.

At the Special Meeting, the Company’s stockholders voted on the proposals listed below. The proposals are described in detail in the Company’s proxy statement for the Special Meeting filed with the Securities and Exchange Commission on July 20, 2023 (the “Proxy Statement”). The final results for the votes regarding each proposal are set forth below. There were no recorded broker non-votes.

Proposal 1: The Merger Proposal

To adopt the Agreement and Plan of Merger, dated as of May 17, 2023 (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, Parent, Emerald Intermediate, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Silk USA”), and Emerald Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Silk USA (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation of the merger as a wholly owned subsidiary of Parent (the “Merger”) (the “Merger Proposal”).

The following votes were cast at the Special Meeting (in person or by proxy) and the proposal was approved:

	For	Against	Abstain
Company common stock and Company Series B Convertible Preferred Stock voting together as a single class on an as-converted to Company common stock basis	54,637,606	18,700,532	87,337
Company Series B Convertible Preferred Stock	17,723,362	0	0

Proposal 2: The Compensation Proposal

To approve, on a non-binding, advisory basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger (the “Compensation Proposal”).

The following advisory votes were cast at the Special Meeting (in person or by proxy) and the non-binding proposal was approved:

	For	Against	Abstain
Company Common Stock and Company Series B Convertible Preferred Stock voting together as a single class on an as-converted to Company common stock basis	42,565,427	29,559,813	1,300,235

The proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there were insufficient votes to adopt the Merger Agreement, was not voted upon at the Special Meeting.

Item 8.01	Other Events.

On August 31, 2023, the Company issued a press release announcing adoption of the Merger Agreement by the Company’s stockholders at the Special Meeting. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company and Parent, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the proposed transaction in a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, and you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction; (iii) potential delays in the consummation of the proposed transaction; (iv) the ability of the Company to timely and successfully achieve the anticipated benefits of the proposed transaction; (v) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (vi) the impact of the COVID-19 pandemic and the current conflict between the Russian Federation and Ukraine on the Company’s business and general economic conditions; (vii) the Company’s ability to implement its business strategy; (viii) significant transaction costs associated with the proposed transaction; (ix) potential litigation relating to the proposed transaction; (x) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations; (xi) the ability of the Company to retain and hire key personnel; (xii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (xiii) legislative, regulatory and economic developments affecting the Company’s business; (xiv) general economic and market developments and conditions; (xv) the evolving legal, regulatory and tax regimes under which the Company operates; (xvi) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (xvii) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (xviii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in the Company’s most recent annual and quarterly reports filed with the SEC and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time and available at www.sec.gov. While the list of factors presented here is, and the list of factors presented in the Proxy Statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, or liquidity. The forward-looking statements included herein are made only as of the date hereof. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release, dated August 31, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eMagin Corporation

Dated: August 31, 2023	By:	/s/ Mark A. Koch
Name: Mark A. Koch
Title: Chief Financial Officer